Exhibit 99.5

Filed by Novellus Systems, Inc.

Pursuant to Rule 425 under the Securities Act of 1933

and deemed filed pursuant to Rule 14a-12

under the Securities Exchange Act of 1934

Subject Company: Novellus Systems, Inc.

Commission File No.: 000-17157

Frequently Asked Questions

Employees

Posted: December 14, 2011

•	What are Lam and Novellus announcing?

Lam and Novellus are announcing a definitive merger agreement pursuant to which they will be combined in an all-stock transaction.

•	Why are Lam and Novellus combining?

The combination of Lam and Novellus creates a semiconductor equipment company with a broad portfolio of market-leading products and offering technical expertise in its core competencies. Both companies are among the world’s largest manufacturers of semiconductor equipment, both playing a pivotal role in defining the features and capabilities of semiconductor devices.

The two companies present complementary product capabilities, with Lam’s leadership in etch and single-wafer clean equipment aligning with Novellus’ leadership in thin-film deposition and surface preparation technologies. The combined company will be well positioned to lead the industry through the next critical transitions in semiconductor manufacturing, including 3D structures in advanced logic and NAND memory as well as the scaling to 450 mm wafers.

•	What will the newly combined entity be called?

The newly combined entity will retain the name Lam Research.

•	How do Novellus and Lam’s product lines complement each other?

The company’s product lines cover adjacent steps in the wafer fabrication process. The products are complementary and give the combined company the ability to provide more holistic solutions to the market. The broader product portfolio and greater scale will further enhance the company’s relevance to its customers.

•	How will this transaction affect me? What will change?

Right now, nothing changes. We’ll provide updates on the transaction as we near the closing date. In the meantime, continue to focus on our core values.

•	Will there be any organizational changes as a result of the transaction?

Novellus’ current structure is very similar to Lam’s, with business units around specific product lines and account teams focused around specific customers, plus manufacturing, customer service and corporate support functions. There is an intention to comprehensively integrate Lam and Novellus across functions. The integration teams will evaluate and develop plans.

•	What will be the make-up of the senior management team and Board of Directors for the combined company?

Martin Anstice, current Lam CEO-elect, will be the CEO of the combined company. Tim Archer, current Novellus COO, will be the COO of the combined company. Ernie Maddock, current Lam CFO, will be the CFO of the combined company. Defining the entire organization will be done after the transaction closes – anticipated to be Q2’ 2012.

Additionally, Novellus and Lam will mutually nominate four new board members at the close of the deal.

•	Who is Lam?

Lam is the world’s fourth-largest semiconductor equipment maker, specializing in plasma etch and single-wafer clean technologies which also play a critical role in semiconductor manufacturing. Lam is the market-share leader in etch, and holds the No. 2 position in wafer cleaning.

•	What are Lam’s major product lines and key products?

Plasma Etch: Rainbow®, Alliance®, 2300® Exelan® Flex™, 2300®, Versys® Kiyo®, 2300® Kiyo® C, 2300® Syndion, 2300® Flex® D

Single-Wafer Clean: Da Vinci®, DV-Prime®, Coronus®

•	Will there be a reduction in force as a result of this transaction?

Integration planning will happen over the next several months, but as we see it today, potential workforce reductions represent the minority of known cost-related synergies that we are evaluating.

•	If there was a reduction in force, when might it occur?

Until the transaction is complete, Lam and Novellus will continue to operate as independent companies. Any employment actions would not occur until after all closing conditions have been satisfied and the transaction is complete.

•	Where can employees find up-to-date information about the transition and/or voice suggestions or concerns?

Novellus employees can find more information on the Fifth Arrow under the link “Novellus and Lam Merger.”

•	How will salaries, wages and benefits of employees be affected?

In the near-term, Novellus will continue with its existing salary and benefits programs.

•	What are the next steps in this process?

We’ll be focusing on integration and synergies. This includes integrating our board and management teams, identifying specific technical and product synergies, understanding customer relationship synergies, quantifying cost synergies, working closely on the integration plan, and providing regular updates on the process to key constituents.

How to Find Further Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger, Lam Research intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Lam Research and Novellus Systems that also constitutes a prospectus of Lam Research. Lam Research and Novellus Systems will furnish the joint proxy statement/prospectus and other relevant documents to their respective security holders in connection with the proposed merger of Lam Research and Novellus Systems. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, WE URGE SECURITY HOLDERS AND INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LAM RESEARCH AND NOVELLUS SYSTEMS AND THE PROPOSED MERGER. The proposals for the merger will be made solely through the joint proxy statement/prospectus. In addition, a copy of the joint proxy statement/prospectus (when it becomes available) may be obtained free of charge from Lam Research Corporation, Investor Relations, 4650 Cushing Parkway, Fremont, CA 94538-6401, or from Novellus Systems, Investor Relations, 4000 North First Street, San Jose, CA 95134. Security holders will be able to obtain, free of charge, copies of the joint proxy statement/prospectus and S-4 Registration Statement and any other documents filed by Lam Research or Novellus Systems with the SEC in connection with the proposed Merger at the SEC’s website at http://www.sec.gov, and at the companies’ websites at www.Lam Research.com and www.Novellus.com, respectively.

Forward-Looking Statements

This announcement contains, or may contain, “forward-looking statements” concerning Lam Research and Novellus Systems (together such companies and their subsidiaries being the “Merged Company”), which are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Generally, the words “believe,” “anticipate,” “expect,” “may,” “should,” “could,” and other future-oriented terms identify forward-looking statements. Forward-looking statements include, but are not limited to, statements relating to the following: (i) the expected benefits of the Merger and the repurchase program, the expected accretive effect of the Merger and the repurchase program on the Merged Company’s financial results, expected cost, revenue, technology and other synergies, the expected impact for customers, employees and end-users, future capital expenditures, expenses, revenues, earnings, economic performance, financial condition, losses and future prospects; (ii) business and management strategies and the expansion and growth of Lam Research’s or Novellus Systems’ operations; (iii) the effects of government regulation on Lam Research’s, Novellus Systems’ or the Merged Company’s business; (iv) future industry developments and trends; (v) the anticipated timing of shareholder meetings and completion of the proposed merger and the repurchase program; and (vi) assumptions underlying any of the foregoing statements.

These forward-looking statements are based upon the current beliefs and expectations of the management of Lam Research and Novellus Systems and involve risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-looking statements. Many of these risks and uncertainties relate to factors that are beyond Lam Research’s and Novellus Systems’ ability to control or estimate precisely and include, without limitation: the ability to obtain governmental or stockholder approvals of the Merger or to satisfy other conditions to the Merger on the proposed terms and timeframe; the possibility that the Merger does not close when expected or at all, or that the companies may be required to modify aspects of the Merger to achieve regulatory approval; the ability to realize the expected synergies or other benefits from the transaction in the amounts or in the timeframe anticipated; the potential harm to customer, supplier, employee and other relationships caused by the announcement or closing of the Merger; the ability to integrate Novellus Systems’ and Lam Research’s businesses in a timely and cost-efficient manner; uncertainties in the global economy and credit markets; unanticipated trends with respect to the cyclicality of the semiconductor industry; and rates of change in, future shipments, margins, market share, capital expenditures, revenue and operating expenses generally; volatility in quarterly results and in the stock price of the Merged Company; customer requirements and the ability to satisfy those requirements; customer capital spending and their demand for the Merged Company’s products; the ability to defend the Merged Company’s market share and to gain new market share; anticipated growth in the industry and the total market for wafer-fabrication and support equipment and the Merged Company’s growth relative to such growth; levels of research and development expenditures; the estimates made, and the accruals recorded, in order to implement critical accounting policies (including but not limited to the adequacy of prior tax payments, future tax liabilities and the adequacy of the Merged Company’s accruals relating to them); access to capital markets; the ability to manage and grow the Merged Company’s cash position; the sufficiency of the Merged Company’s financial resources to support future business activities (including but not limited to the repurchase program, operations, investments, debt service requirements and capital expenditures); inventory levels and inventory valuation adjustments; the impact of legal proceedings; unexpected shipment delays which adversely impact shipment volumes; inaccuracies related to the timing and satisfaction of remaining obligations related to vacated leases; the inability to recover the amortized cost of investments in auction-rate securities, market changes negatively affecting auction-rate securities and the government’s inability to guarantee the underlying securities; the inability to enforce the Merged Company’s patents and protect its trade secrets; and other risks and uncertainties, including those detailed from time to time in Lam Research’s and Novellus Systems’ periodic reports (whether under the caption Risk Factors or Forward Looking Statements or elsewhere). Neither Lam Research nor Novellus Systems can give any assurance that such forward-looking statements will prove to have been correct. The reader is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this announcement. Neither Lam Research nor Novellus Systems nor any other person undertakes any obligation to update or revise publicly any of the forward-looking statements set out herein, whether as a result of new information, future events or otherwise, except to the extent legally required.

Nothing contained herein shall be deemed to be a forecast, projection or estimate of the future financial performance of Lam Research, Novellus Systems, or the Merged Company, following the implementation of the Merger or otherwise. No statement in this announcement should be interpreted to mean that the earnings per share, profits, margins or cash flows of Lam Research or the Merged Company for the current or future financial years would necessarily match or exceed the historical published figures.

Participants in the Solicitation

The directors and executive officers of Lam Research and Novellus Systems may be deemed to be participants in the solicitation of proxies in connection with the approval of the proposed transaction. Lam Research plans to file the registration statement that includes the joint proxy statement/prospectus with the SEC in connection with the solicitation of proxies to approve the proposed transaction. Information regarding Lam Research’s directors and executive officers and their respective interests in Lam Research by security holdings or otherwise is available in its Annual Report on Form 10-K filed with the SEC on August 19, 2011 and its Proxy Statement on Schedule 14A filed with the SEC on September 19, 2011. Information regarding Novellus Systems’ directors and executive officers and their respective interests in Novellus Systems by security holdings or otherwise is available in its Annual Report on Form 10-K filed with the SEC on February 25, 2011 and its Proxy Statement on Schedule 14A filed with the SEC on April 8, 2011. Additional information regarding the interests of such potential participants is or will be included in the joint proxy statement/prospectus and registration statement, and other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the proposed transaction and to elect directors.

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